UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 30, 2005
Date of Report (Date of earliest event reported)
CONNETICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other	(Commission File No.)	(IRS Employer Identification No.)
Jurisdiction of
Incorporation)
3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(650) 843-2800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          On September 30, 2005, Connetics Corporation entered into a Distribution Services Agreement with AmerisourceBergen Drug Corporation. Under the agreement, Connetics has agreed to pay AmerisourceBergen a fee in exchange for certain product distribution, inventory management, return goods processing, and administrative services.
          A copy of the Distribution Services Agreement is attached to this report as Exhibit 10.1 and is incorporated by reference into this Item 1.01.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits

10.1*	Distribution Services Agreement dated September 30, 2005 between Connetics Corporation and AmerisourceBergen Drug Corporation.

*	Portions of this exhibit have been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

	By:	/s/ Katrina J. Church

Katrina J. Church
Executive Vice President, General Counsel
and Secretary

Date: October 6, 2005

EXHIBIT INDEX

Exhibit
Number	Description

10.1*	Distribution Services Agreement dated September 30, 2005 between Connetics Corporation and AmerisourceBergen Drug Corporation.

*	Portions of this exhibit have been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.